                                EXHIBIT (10)(a)
                                ---------------


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

                       [LETTERHEAD OF ERNST & YOUNG LLP]


                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 21, 1997 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-7509) and related Prospectus of the PFL Retirement Builder Variable Annuity Account.


                                                /s/ Ernst & Young LLP

                                                ERNST & YOUNG LLP


Des Moines, Iowa
April 25, 1997